EXHIBIT 10(8)








             Recording Requested By          Atlantic County, New Jersey
             and when Recorded
             Return to:

             White & Case
             1155 Avenue of the Americas
             New York, New York  10036
             Attention:  Jeffrey J. Temple, Esq.


                   FIRST AMENDMENT TO MORTGAGE, LEASEHOLD MORTGAGE,
                 ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FINANCING STATEMENT
              ----------------------------------------------------------



                       FIRST  AMENDMENT TO MORTGAGE, LEASEHOLD MORTGAGE,
             ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Amendment"), dated as of June 30, 1995, among EMBASSY SUITES, INC. (which will be renamed "Harrah's Operating Company, Inc.") (the "Company"), MARINA ASSOCIATES ("Marina", each of Marina and Embassy being a "Mortgagor" and, collectively, the
             "Mortgagors") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Mortgagee"). Except as otherwise defined herein, capitalized terms used herein and defined in the Mortgage referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, The Promus Companies Incorporated (which
             will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and











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             participation in, letters of credit as contemplated therein
             (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent,  the  Company,  each  Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Mortgagors executed and delivered to the Mortgagee a Mortgage, Leasehold Mortgage, Assignment, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of July 22, 1993 and recorded July 26, 1993 in Mortgage Book 5093 page 1 in the County Clerk's Office for Atlantic County, New Jersey (as amended, modified or supplemented from time to time, the "Mortgage");

                       WHEREAS, the  parties  hereto wish  to amend  the
             Mortgage to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu basis with
                                                   ---- -----
             the 5-Year Banks, the 5-Year Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Collateral and to renew and extend the liens granted therein;

                       WHEREAS,  it  is  a condition  precedent  to  the
             extensions of credit under the Credit Agreements that the Mortgagors shall have executed and delivered this Amendment to the Mortgage; and

                       WHEREAS, the  parties  hereto wish  to amend  the
             Mortgage as herein provided.

                       NOW, THEREFORE, it is agreed:

                       1. The first recital of the Mortgage is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS,  The   Promus  Companies   Incorporated
                  (which will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or
                  replaced  from  time  to  time,  the   "5-Year  Credit
                  Agreement");

                       WHEREAS, Parent,  the  Company,  each  Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency,
                  First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents,and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".











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                       2.   Each   reference  to   the   word  "Embassy"
             contained in the Mortgage shall be deemed deleted and the words "the Company" shall be inserted in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Mortgage is hereby amended by deleting (i) the words "Credit Agreement" appearing therein and inserting the words "respective Credit Agreements" in lieu thereof, (ii) the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (iii) the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                       4. The sixth recital (before giving effect to this Amendment) of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       5. The seventh recital (before giving effect to this Amendment) of the Mortgage is hereby amended by (i) deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       6. The first paragraph of the granting clauses of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       7. Section 1.01(a) of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing in the second sentence of the introductory paragraph thereof and inserting the words "the 5-year Credit Agreement or the 364-Day Credit Agreement, as the case may be" in lieu thereof.

                       8. The definition of "Administrative Agent" appearing in Section 1.01(a) of the Mortgage is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative  Agents" shall  have  the meaning
                  provided in the second recital of this Mortgage.

                       9.   The  definition   of  "Bank"  appearing   in
             Section  1.01(a)  of  the  Mortgage  is hereby  amended  by










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             deleting the  word "First" appearing  therein and inserting the word "Second" in lieu thereof.

                       10. The definition of "Credit Agreement" appearing in Section 1.01(a) of the Mortgage is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Credit  Agreements"   shall  have  the   meaning
                  provided in the second recital of this Mortgage.

                       11. The definition of "Interest Rate" appearing in Section 1.01(a) of the Mortgage is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Interest  Rate" is defined in Section 1.08(c) of
                  the 5-Year Credit Agreement.

                       12.  Section 1.01(a)  of the  Mortgage is  hereby
             further   amended   by   inserting   in   the   appropriate
             alphabetical order the following new definitions:

                       "5-Year  Administrative  Agent"  shall  have  the
                  meaning  provided  in   the  first  recital  of   this
                  Mortgage.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Mortgage.

                       "5-Year Credit Agreement" shall  have the meaning
                  provided in the first recital of this Mortgage.

                       "364-Day Administrative  Agent"  shall  have  the
                  meaning  provided  in  the   second  recital  of  this
                  Mortgage.

                       "364-Day Banks"  shall have the  meaning provided
                  in the second recital of this Mortgage.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Mortgage.

                       13. Section 1.01(b) of the Mortgage is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       14. Section 2.07(a) of the Mortgage is hereby amended by deleting the words "Administrative Agent has"










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             and  inserting the  words  "Administrative Agents  have" in lieu thereof.

                       15. Section 2.13(a) of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit and Section 9 of the 364 Day Credit Agreement" in lieu thereof.

                       16. Section 2.14(a) of the Mortgage is hereby amended by deleting the words "Credit Agreement" and inserting the words "Credit Agreements" in lieu thereof.

                       17. Section 3.06 of the Mortgage is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the word "Mortgagee" in lieu thereof.

                       18. Section 4.01(a) of the Mortgage is hereby amended by (i) inserting the words ", Competitive Bid Loans" immediately following the words "Revolving Loans" appearing therein and (ii) deleting the words "Credit Agreement" each place such words appear therein and inserting the words "respective Credit Agreements" in lieu thereof in each such place.

                       19. Section 4.01(b) of the Mortgage is hereby amended by deleting the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                       20. Section 4.03 of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 12.01 of the 364-Day Credit Agreement" in lieu thereof.

                       21. Section 5.01(a) of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 9 of the 364-Day Credit Agreement" in lieu thereof.

                       22. Section 5.01(b) of the Mortgage is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" each place such word so appears therein and inserting the word "each" in lieu thereof in each such place.

                       23. Section 7.01(b) of the Mortgage is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       24. Each Mortgagor hereby reaffirms to the Secured Parties each of their representations, warranties, covenants and agreements set forth in the Mortgage with the same force and affect as if each were separately stated herein and made as of the date hereof.

                       25. Each Mortgagor hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Mortgage, as modified by this Amendment, and each and every other document and/or instrument which evidences and/or secures payment of the Secured Obligations represent the valid, enforceable and collectible obligations of the Mortgagors and further acknowledges there are no existing claims, defenses, personal or otherwise, or rights of set-off whatsoever with respect to any of the aforementioned instruments and/or documents known to the Mortgagors and further acknowledges and represents that, to the Mortgagors' knowledge no event has occurred and no condition exists which would constitute a default under the Mortgage or this Amendment either with or without notice or lapse of time or both.

                       26. Each Mortgagor hereby waives, discharges and releases forever any and all existing claims and defenses, personal or otherwise, and rights of set-off known to each of them that it may have against the Mortgagee or any other Secured Party or which might affect the enforceability by the Mortgagee or any other Secured Party of their various rights and remedies under the Mortgage or any of the other Credit Documents.

                       27. Except as specifically modified herein, all of the terms and provisions of the Mortgage and all other documents executed by the parties hereto or binding upon the parties hereto in connection with the Mortgage are ratified and reaffirmed by the parties hereto, and are incorporated herein by reference, the Mortgagors specifically acknowledging the validity and enforceability thereof.

                       28. The Mortgagors agree to pay all costs in connection herewith, including, but without limitation, recordation and filing fees, taxes, reasonable attorneys' fees and expenses charges for title examination and title insurance premiums. The Mortgagors further agree to have the Mortgagee's existing title insurance policy updated at its sole cost and expense, the endorsement thereto being subject to the Mortgagee's approval to the extent provided in the 5-Year Credit Agreement and the 364-Day Credit Agreement.

                       29. The liens, security interests, assignments and other rights evidenced by the Mortgage are hereby renewed, extended and modified to secure the Secured Obligations.

                       30. This Amendment is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Mortgage. As modified hereby, the Mortgage is ratified and confirmed in all respects.

                       31. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Mortgagors and the Mortgagee.

                       32. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) the Mortgagors and the Mortgagee shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Mortgagee, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       33. From and after the First Amendment Effective Date, all references in the Mortgage and each of the Credit Documents to the Mortgage shall be deemed to be references to the Mortgage as amended hereby.

                       IN WITNESS  WHEREOF, each  of the  parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Mortgagors:
                                          ----------


                                          EMBASSY SUITES, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Assistant Secretary


                                          MARINA ASSOCIATES

                                          By:  HARRAH'S ATLANTIC CITY, INC.
                                               general partner


                                               By /s/ Rebecca W. Ballou
                                               -------------------------
                                               Name: Rebecca W. Ballou
                                               Title:  Authorized Signatory



                                          By:  HARRAH'S NEW JERSEY, INC.
                                               general partner



                                               By /s/ Rebecca W. Ballou
                                               -------------------------
                                               Name: Rebecca W. Ballou
                                               Title:  Authorized Signatory




                                          Mortgagee:
                                          ---------

                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                            -------------------------
                                            Name: Mary Kay Coyle
                                            Title: Vice President

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Assistant Secretary of EMBASSY SUITES, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.



                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires:

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S ATLANTIC CITY, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S NEW JERSEY, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires:

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 28th day of June, 1995, before me, the
             undersigned officer, personally appeared Mary Kay Coyle (residing at 411 E. 53rd St., NY, NY), personally known and acknowledged himself to me to be a Vice President of BANKERS TRUST COMPANY, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ REGINA A. CRESPO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires:

                                           Apply Stamp/Seal:

                                           REGINA A. CRESPO
                                           Notary Public, State of New York
                                           No. 01CR5033610
                                           Qualified in Queens County
                                           Commission Expires: Sept. 26, 1996